Exhibit 99.1

G-III APPAREL GROUP, LTD.

G-III APPAREL GROUP, LTD. ANNOUNCES THIRD QUARTER FISCAL 2024 RESULTS

●	Third Quarter GAAP and Non-GAAP Net Income Per Diluted Share Exceed Guidance
●	Net Sales of $1.07 Billion for the Third Quarter Compared to $1.08 Billion Last Year
●	Net Income Per Diluted Share of $2.74 for the Third Quarter Compared to $1.26 Last Year
●	Non-GAAP Net Income Per Diluted Share of $2.78 for the Third Quarter Compared to $1.35 Last Year
●	Raises GAAP and Non-GAAP Net Income Per Diluted Share Guidance for Fiscal Year 2024
●	Appoints Dana Perlman as Chief Growth and Operations Officer

New York, New York – December 5, 2023 -- G-III Apparel Group, Ltd. (NasdaqGS: GIII), a global leader in fashion with expertise in design, sourcing, and manufacturing, today announced results for the third quarter of fiscal 2024, ended October 31, 2023.

Morris Goldfarb, G-III’s Chairman and Chief Executive Officer, said, “For the third quarter of fiscal 2024, we delivered strong profitability, well exceeding our earnings per diluted share guidance, driven by strength across our wholesale segment, our prudent inventory management and our financial discipline. Our solid year-to-date results showcase G-III’s ability to successfully navigate challenging market conditions and gives us the confidence to raise our full year earnings per share guidance.”

Mr. Goldfarb concluded, “Over the last twelve months, we have made significant progress accelerating our strategic priorities. We are developing and are on track with four new growth initiatives to drive our business including the expansion of our owned Donna Karan brand, a long-term license for Nautica in North America, a master global licensing agreement for Halston, and a multi-year outerwear license for Champion. The strength of our balance sheet affords us tremendous financial flexibility to invest in our business and consider additional opportunities.”

Results of Operations

Net sales for the third quarter ended October 31, 2023 decreased 1.0% to $1.07 billion from $1.08 billion in the prior year’s quarter. The Company reported net income for the third quarter of $127.6 million, or $2.74 per diluted share, compared to $61.1 million, or $1.26 per diluted share, in the prior year’s quarter.

Non-GAAP net income per diluted share was $2.78 for the third quarter of this year compared to $1.35 in the same period last year. Non-GAAP net income per diluted share excludes (i) non-cash imputed interest expense of $0.7 million in this quarter related to the note issued to seller (the “Seller Note”) as part of the consideration for the acquisition of Donna Karan International compared to $1.8 million in the third quarter last year, (ii) expenses related to the Karl Lagerfeld transaction of $1.8 million in this year’s quarter that include incentive compensation and $3.8 million in last year’s third quarter that include incentive compensation, professional fees and amortization of inventory valuation adjustments and (iii) asset impairment and gain on lease terminations of $0.2 million in this quarter compared to $0.3 million in the third quarter last year. The aggregate effect of these exclusions was equal to $0.04 per diluted share in the third quarter of this year and $0.09 per diluted share in the third quarter of fiscal 2023.

C-Suite Hire

G-III announced today that it has appointed Dana Perlman as its new Chief Growth and Operations Officer, effective January 8, 2024. In the newly created role, Ms. Perlman will oversee Strategy, Finance, Communications, Information Technology, and other Operating functions. Previously, she spent 10 years at PVH Corp. and before that, held several roles in investment banking at Barclays Capital, Lehman Brothers and Credit Suisse First Boston. She is a Director of O’Reilly Automotive Inc.

Outlook

The Company today raised its GAAP and Non-GAAP net income per diluted share guidance for the fiscal year ending January 31, 2024.

For fiscal 2024, the Company expects net sales of approximately $3.15 billion and net income between $175 million and $180 million, or between $3.75 and $3.85 per diluted share. This compares to net sales of $3.23 billion and a net loss of $(133.1) million, or $(2.79) per share, for fiscal 2023. Fiscal 2023 results included a $291.5 million non-cash goodwill impairment charge, net of tax.

The Company is anticipating non-GAAP net income for fiscal 2024 between $182 million and $187 million, or between $3.90 and $4.00 per diluted share. This compares to non-GAAP net income of $138.8 million, or $2.85 per diluted share, for fiscal 2023.

The Company is projecting full-year adjusted EBITDA for fiscal 2024 between $317 million and $322 million compared to adjusted EBITDA of $266.1 million in fiscal 2023.

Non-GAAP Financial Measures

Reconciliations of GAAP net income (loss) to non-GAAP net income, GAAP net income (loss) per diluted share to non-GAAP net income per diluted share and GAAP net income (loss) to adjusted EBITDA are presented in tables accompanying the financial statements included in this release and provide useful information to evaluate the Company’s operational performance. A description of the amounts excluded on a non-GAAP basis are provided in conjunction with these tables. Non-GAAP net income, non-GAAP net income per diluted share and adjusted EBITDA should be evaluated in light of the Company’s financial statements prepared in accordance with GAAP.

About G-III Apparel Group, Ltd.

G-III designs, sources and markets apparel and accessories under owned, licensed and private label brands. G-III’s substantial portfolio of more than 30 licensed and proprietary brands is anchored by its global power brands: DKNY, Donna Karan, Karl Lagerfeld, Calvin Klein and Tommy Hilfiger. G-III’s owned brands include DKNY, Donna Karan, Karl Lagerfeld, Vilebrequin, G.H. Bass, Eliza J, Jessica Howard, Andrew Marc, Marc New York, Wilsons Leather and Sonia Rykiel. G-III has fashion licenses under the Calvin Klein, Tommy Hilfiger, Nautica, Halston, Kenneth Cole, Cole Haan, Guess?, Vince Camuto, Levi's,  Dockers and Champion brands. Through its team sports business, G-III has licenses with the National Football League, National Basketball Association, Major League Baseball, National Hockey League and over 150 U.S. colleges and universities. G-III also distributes directly to consumers through its DKNY, Karl Lagerfeld, Karl

Lagerfeld Paris and Vilebrequin stores and its digital channels for the DKNY, Donna Karan, Vilebrequin, Karl Lagerfeld, Karl Lagerfeld Paris, Wilsons Leather and G.H. Bass brands.

Statements concerning G-III's business outlook or future economic performance, anticipated revenues, expenses or other financial items; product introductions and plans and objectives related thereto; and statements concerning assumptions made or expectations as to any future events, conditions, performance or other matters are "forward-looking statements" as that term is defined under the Federal Securities laws. Forward-looking statements are subject to risks, uncertainties and factors which include, but are not limited to, risks related to the impact from COVID-19, reliance on licensed product, risks relating to G-III’s ability to increase revenues from sales of its other products, new acquired businesses or new license agreements as licenses for Calvin Klein and Tommy Hilfiger product expire on a staggered basis, reliance on foreign manufacturers, risks of doing business abroad, supply chain disruptions, the current economic and credit environment risks related to our indebtedness, the nature of the apparel industry, including changing customer demand and tastes, customer concentration, seasonality, risks of operating a retail business, risks related to G-III’s ability to reduce the losses incurred in its retail operations, customer acceptance of new products, the impact of competitive products and pricing, dependence on existing management, possible disruption from acquisitions, the impact on G-III’s business of the imposition of tariffs by the United States government and business and general economic conditions, including inflation and higher interest rates, as well as other risks detailed in G-III's filings with the Securities and Exchange Commission. G-III assumes no obligation to update the information in this release.

G-III APPAREL GROUP, LTD. AND SUBSIDIARIES

(Nasdaq: GIII)

CONDENSED CONSOLIDATED STATEMENTS OF INCOME

(In thousands, except per share amounts)

	Three Months Ended October 31,		Nine Months Ended October 31,
	2023	2022	2023	2022

	(Unaudited)

Net sales	$1,067,110	$1,078,299	$2,333,460	$2,372,300
Cost of goods sold	633,697	733,672	1,373,594	1,552,708
Gross profit	433,413	344,627	959,866	819,592

Selling, general and administrative expenses	236,308	239,893	703,476	616,351
Depreciation and amortization	6,595	7,270	19,130	20,021
Asset impairments and gain on lease terminations	222	250	222	212
Operating profit	190,288	97,214	237,038	183,008

Other (loss) income	(3,129)	(2,795)	(1,964)	24,823
Interest and financing charges, net	(11,024)	(16,052)	(32,666)	(40,805)
Income before income taxes	176,135	78,367	202,408	167,026

Income tax expense	48,755	17,521	55,651	39,489
Net income	127,380	60,846	146,757	127,537
Less: Loss attributable to noncontrolling interests	(260)	(257)	(557)	(519)
Net income attributable to G-III Apparel Group, Ltd.	$127,640	$61,103	$147,314	$128,056

Net income attributable to G-III Apparel Group, Ltd. per common share:
Basic	$2.79	$1.29	$3.21	$2.68
Diluted	$2.74	$1.26	$3.13	$2.62

Weighted average shares outstanding:
Basic	45,723	47,488	45,904	47,832
Diluted	46,560	48,475	46,992	48,866

Selected Balance Sheet Data (in thousands):	As of October 31,
	2023	2022

	(Unaudited)

Cash and cash equivalents	$197,391	$150,719
Working capital	1,110,793	1,341,367
Inventories	591,530	900,987
Total assets	2,749,333	3,290,221
Total debt	461,945	879,505
Operating lease liabilities	239,419	235,816
Total stockholders' equity	1,503,220	1,622,258

G-III APPAREL GROUP, LTD. AND SUBSIDIARIES

RECONCILIATION OF GAAP NET INCOME TO NON-GAAP NET INCOME

(In thousands)

	Three Months Ended		Nine Months Ended
	October 31, 2023	October 31, 2022	October 31, 2023	October 31, 2022

	(Unaudited)

GAAP net income attributable to G-III Apparel Group, Ltd.	$127,640	$61,103	$147,314	$128,056

Excluded from non-GAAP:
Karl Lagerfeld investment gain	—	—	—	(30,925)
Expenses related to Karl Lagerfeld acquisition	1,847	3,769	5,517	13,642
Non-cash imputed interest	682	1,750	3,585	5,160
Asset impairments and gain on lease terminations	222	250	222	212
Income tax impact of non-GAAP adjustments	(761)	(1,289)	(2,563)	2,816

Non-GAAP net income attributable to G-III Apparel Group, Ltd., as defined	$129,630	$65,583	$154,075	$118,961

Non-GAAP net income is a “non-GAAP financial measure” that excludes (i) in fiscal 2023 only, the gain in the fair value of the Company’s minority ownership in Karl Lagerfeld that it held prior to the Company becoming the sole owner of the Karl Lagerfeld entities, (ii) in both fiscal 2023 and 2024, expenses related to the Karl Lagerfeld transaction that include incentive compensation and, in fiscal 2023 only, professional fees, amortization of inventory valuation adjustments and foreign currency losses, (iii) in both fiscal 2023 and 2024, non-cash imputed interest expense, and (iv) in both fiscal 2023 and 2024, asset impairments and gain on lease terminations. For fiscal 2024 and 2023, the income tax impact of non-GAAP adjustments is calculated using an effective tax rate derived from our results of operations excluding the non-GAAP adjustments. Management believes that these non-GAAP financial measures provide meaningful supplemental information regarding our performance by excluding items that are not indicative of our core business operating results. Management uses these non-GAAP financial measures to assess our performance on a comparative basis and believes that they are also useful to investors to enable them to assess our performance on a comparative basis across historical periods and facilitate comparisons of our operating results to those of our competitors. The presentation of this financial information is not intended to be considered in isolation or as a substitute for, or superior to, the financial information prepared and presented in accordance with GAAP.

G-III APPAREL GROUP, LTD. AND SUBSIDIARIES

RECONCILIATION OF GAAP NET INCOME PER SHARE TO NON-GAAP NET INCOME PER SHARE

	Three Months Ended		Nine Months Ended
	October 31, 2023	October 31, 2022	October 31, 2023	October 31, 2022

	(Unaudited)

GAAP diluted net income attributable to G-III Apparel Group, Ltd. per common share	$2.74	$1.26	$3.13	$2.62

Excluded from non-GAAP:
Karl Lagerfeld investment gain	—	—	—	(0.63)
Expenses related to Karl Lagerfeld acquisition	0.04	0.07	0.12	0.27
Non-cash imputed interest	0.01	0.04	0.08	0.11
Asset impairments and gain on lease terminations	0.01	0.01	—	0.00
Income tax impact of non-GAAP adjustments	(0.02)	(0.03)	(0.05)	0.06

Non-GAAP diluted net income attributable to G-III Apparel Group, Ltd. per common share, as defined	$2.78	$1.35	$3.28	$2.43

Non-GAAP diluted net income per common share is a “non-GAAP financial measure” that excludes (i) in fiscal 2023 only, the gain in the fair value of the Company’s minority ownership in Karl Lagerfeld that it held prior to the Company becoming the sole owner of the Karl Lagerfeld entities, (ii) in both fiscal 2023 and 2024, expenses related to the Karl Lagerfeld transaction that include incentive compensation and, in fiscal 2023 only, professional fees, amortization of inventory valuation adjustments and foreign currency losses, (iii) in both fiscal 2023 and 2024, non-cash imputed interest expense, and (iv) in both fiscal 2023 and 2024, asset impairments and gain on lease terminations. For fiscal 2024 and 2023, the income tax impact of non-GAAP adjustments is calculated using an effective tax rate derived from our results of operations excluding the non-GAAP adjustments. Management believes that these non-GAAP financial measures provide meaningful supplemental information regarding our performance by excluding items that are not indicative of our core business operating results. Management uses these non-GAAP financial measures to assess our performance on a comparative basis and believes that they are also useful to investors to enable them to assess our performance on a comparative basis across historical periods and facilitate comparisons of our operating results to those of our competitors. The presentation of this financial information is not intended to be considered in isolation or as a substitute for, or superior to, the financial information prepared and presented in accordance with GAAP.

G-III APPAREL GROUP, LTD. AND SUBSIDIARIES

RECONCILIATION OF FORECASTED AND ACTUAL NET INCOME (LOSS) TO FORECASTED AND ACTUAL ADJUSTED EBITDA

(In thousands)

			Forecasted Twelve	Actual Twelve
	Three Months Ended		Months Ended	Months Ended
	October 31, 2023	October 31, 2022	January 31, 2024	January 31, 2023

	(Unaudited)

Net income (loss) attributable to G-III Apparel Group, Ltd.	$127,640	$61,103	$175,000 - 180,000	$(133,061)

Karl Lagerfeld investment gain	—	—	—	(27,071)
Expenses related to Karl Lagerfeld acquisition	1,847	3,769	6,124	13,895
Asset impairments and gain on lease terminations	222	250	222	349,686
Bonus accrual expense reversed due to goodwill impairment charge	—	—	—	(17,900)
Depreciation and amortization	6,595	7,270	27,433	27,762
Interest and financing charges, net	11,024	16,052	42,238	56,602
Income tax expense	48,755	17,521	65,983	(3,788)

Adjusted EBITDA, as defined	$196,083	$105,965	$317,000 - 322,000	$266,125

Adjusted EBITDA is a “non-GAAP financial measure” which represents earnings before depreciation and amortization, interest and financing charges, net and income tax expense and excludes (i) in fiscal 2023 only, the gain in the fair value of the Company’s minority ownership in Karl Lagerfeld that it held prior to the Company becoming the sole owner of the Karl Lagerfeld entities, (ii) in both fiscal 2023 and 2024, expenses related to the Karl Lagerfeld acquisition that included incentive compensation and, in fiscal 2023 only, professional fees, amortization of inventory valuation adjustments and foreign currency losses, (iii) in both fiscal 2023 and 2024, asset impairments, including the goodwill write-down of $347.2 million, and gain on lease terminations and (iv) in fiscal 2023 only, bonus accrual expense reversed due to the goodwill impairment recognized in that fiscal year. Adjusted EBITDA is being presented as a supplemental disclosure because management believes that it is a common measure of operating performance in the apparel industry. Adjusted EBITDA should not be construed as an alternative to net income (loss), as an indicator of the Company’s operating performance, or as an alternative to cash flows from operating activities as a measure of the Company’s liquidity, as determined in accordance with GAAP.

G-III APPAREL GROUP, LTD. AND SUBSIDIARIES

RECONCILIATION OF FORECASTED AND ACTUAL GAAP NET INCOME (LOSS) TO FORECASTED AND ACTUAL NON-GAAP NET INCOME

(In thousands)

	Forecasted Twelve	Actual Twelve
	Months Ended	Months Ended
	January 31, 2024	January 31, 2023

Net income (loss) attributable to G-III Apparel Group, Ltd.	$175,000 - 180,000	$(133,061)

Excluded from non-GAAP:
Karl Lagerfeld investment gain	—	(27,071)
Expenses related to Karl Lagerfeld acquisition	6,124	13,895
Non-cash imputed interest	3,798	6,947
Asset impairments and gain on lease terminations	222	349,686
Bonus accrual expense reversed due to goodwill impairment charge	—	(17,900)
Income tax impact of non-GAAP adjustments	(3,144)	(53,737)
Non-GAAP net income attributable to G-III Apparel Group, Ltd., as defined	$182,000 - 187,000	$138,759

Non-GAAP net income is a “non-GAAP financial measure” that excludes (i) for fiscal 2023 only, the gain in the fair value of the Company’s minority ownership in Karl Lagerfeld that it held prior to the Company becoming the sole owner of the Karl Lagerfeld entities, (ii) for both fiscal 2023 and 2024, expenses related to the Karl Lagerfeld transaction that include incentive compensation and, in fiscal 2023 only, professional fees, amortization of inventory valuation adjustments and foreign currency losses, (iii) in both fiscal 2023 and 2024, non-cash imputed interest expense, (iv) in both fiscal 2023 and 2024, asset impairments, including the goodwill write-down of $347.2 million, and gain on lease terminations and (v) in fiscal 2023 only, bonus accrual expense reversed due to the goodwill impairment recognized in that fiscal year. The income tax impact of non-GAAP adjustments is calculated using the effective tax rate for the period, except for the year ended January 31, 2023, where the income tax impact of non-GAAP adjustments is calculated using an effective tax rate derived from our results of operations excluding the non-GAAP adjustments. Management believes that these non-GAAP financial measures provide meaningful supplemental information regarding our performance by excluding items that are not indicative of our core business operating results. Management uses these non-GAAP financial measures to assess our performance on a comparative basis and believes that they are also useful to investors to enable them to assess our performance on a comparative basis across historical periods and facilitate comparisons of our operating results to those of our competitors. The presentation of this financial information is not intended to be considered in isolation or as a substitute for, or superior to, the financial information prepared and presented in accordance with GAAP.

G-III APPAREL GROUP, LTD. AND SUBSIDIARIES

RECONCILIATION OF FORECASTED AND ACTUAL GAAP NET INCOME (LOSS) PER SHARE TO FORECASTED AND ACTUAL NON-GAAP NET INCOME PER SHARE

	Forecasted Twelve	Actual Twelve
	Months Ended	Months Ended
	January 31, 2024	January 31, 2023

GAAP diluted net income (loss) attributable to G-III Apparel Group, Ltd. per common share	$3.75 - 3.85	$(2.79)
Adjustment from GAAP diluted shares to Non-GAAP diluted shares(1)	—	0.06

Excluded from non-GAAP:
Karl Lagerfeld investment gain	—	(0.56)
Expenses related to Karl Lagerfeld acquisition	0.13	0.29
Non-cash imputed interest	0.08	0.14
Asset impairments and gain on lease terminations	0.01	7.18
Bonus accrual expense reversed due to goodwill impairment charge	—	(0.37)
Income tax impact of non-GAAP adjustments	(0.07)	(1.10)
Non-GAAP diluted net income attributable to G-III Apparel Group, Ltd. per common share, as defined	$3.90 - 4.00	$2.85

Non-GAAP diluted shares(1)	46,900	48,694

(1)	Represents adjustment for shares used to calculate diluted earnings per share. Due to our recording a GAAP net loss for fiscal year 2023, diluted shares were the same as basic shares for GAAP. When applying non-GAAP exclusions our results moved from a net loss to net income position.

Non-GAAP diluted net income per common share is a “non-GAAP financial measure” that excludes (i) for fiscal 2023 only, the gain in the fair value of the Company’s minority ownership in Karl Lagerfeld that it held prior to the Company becoming the sole owner of the Karl Lagerfeld entities, (ii) for both fiscal 2023 and 2024, expenses related to the Karl Lagerfeld transaction that include incentive compensation and, in fiscal 2023 only, professional fees, amortization of inventory valuation adjustments and foreign currency losses, (iii) for both fiscal 2023 and 2024, non-cash imputed interest expense, (iv) for both fiscal 2023 and 2024, asset impairments, including the goodwill write-down of $347.2 million, and gain on lease terminations and (v) for fiscal 2023 only, bonus accrual expense reversed due to the goodwill impairment recognized in that fiscal year. The income tax impact of non-GAAP adjustments is calculated using the effective tax rate for the period, except for the year ended January 31, 2023, where the income tax impact of non-GAAP adjustments is calculated using an effective tax rate derived from our results of operations excluding the non-GAAP adjustments. Management believes that these non-GAAP financial measures provide meaningful supplemental information regarding our performance by excluding items that are not indicative of our core business operating results. Management uses these non-GAAP financial measures to assess our performance on a comparative basis and believes that they are also useful to investors to enable them to assess our performance on a comparative basis across historical periods and facilitate comparisons of our operating results to those of our competitors. The presentation of this financial information is not intended to be considered in isolation or as a substitute for, or superior to, the financial information prepared and presented in accordance with GAAP.

G-III Apparel Group, Ltd.

Company Contact:

Priya Trivedi

SVP of Investor Relations and Treasurer

(646) 473-5228

Investor Relations Contact:

Tom Filandro

ICR, Inc.

(646) 277-1235

Company Media Contact:

Andrew Blecher

andrew.blecher@g-iii.com